Exhibit 99.1

Introduction to Trovagene, Inc. Antonius Schuh, Ph.D. Chief Executive Officer April 2013

Forward-Looking Statements DISCLAIMER Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission.

Company Overview Molecular diagnostics company Internal focus in oncology Collaboration opportunities in prenatal diagnostics, infectious diseases and transplant medicine IP protects detection of transrenal nucleic acids in urine (“DNA in urine”) Founded in 1999, $55M invested in R&D and IP NASDAQ listing in June 2012: TROV Launched HPV HR Test in CLIA lab in March 2013 INTRODUCTION

Experienced Team INTRODUCTION Executive Management Team Antonius Schuh, PhD, CEO Stephen Zaniboni, CFO Mark Erlander, PhD, CSO Charlie Rodi, PhD, VP and CTO Keith McCormick, VP Comm. Ops Michael Terry, VP Corp. Devel. Scientific Advisory Board Paul Billings, MD, PhD Carlo M. Croce, MD Riccardo Dalla-Favera, MD Brunangelo Falini, MD Kunwar Shailubhai, PhD Corporate Board Chairman Thomas Adams, PhD John P. Brancaccio, CPA Gabriele M. Cerrone, MBA Gary S. Jacob, PhD Antonius Schuh, PhD Stanley Tennant, MD Chris McGuigan, PhD

Cell-free Nucleic Acids: from Blood to Urine INTRODUCTION Billions of cells die naturally each day, releasing DNA/RNA Nucleic acids are broken into packets of genetic material which are carried away by the blood stream DNA/RNA fragments are filtered through the kidneys and appears in urine as Transrenal DNA or RNA TESTING by Trovagene Circulating Nucleic Acids Transrenal Nucleic Acids Prenatal: Sequenom, Illumina (Verinata), Natera, Ariosa Cancer: Inostics DNA RNA Mutations mRNA Epigenetic changes miRNA Aneuploidies

Perfect Timing for Next Generation Urine-based Testing Enables Unique Opportunity Next generation sequencing technologies Next generation digital PCR platforms Breadth of novel molecular diagnostic markers Urine-based Molecular Tests Broad range of clinical applications Replace complex and less robust earlier technologies based on circulating cells and nucleic acids in blood IINTRODUCTION

 Transplantation In recipient urine for acute allograft rejection Prenatal Diagnostics In maternal urine for aneuploidy screening Infectious Disease Viruses: HPV, HIV, EBV, JC Bacteria: Mycobacterium tuberculosis, Helicobacter pylori, Bacillus anthracis Parasites: Leishmania, Plasmodium Oncology KRAS: Colorectal, Pancreatic, others BRAF: Melanoma, Thyroid, Colorectal, Ovarian, others PIK3CA: Breast, Colorectal, Bladder, others Patient-specific TECHNOLOGY & IP Broad Clinical Utility

Transrenal Nucleic Acid IP Portfolio Issued Tumor detection and monitoring Infectious diseases Transplantation monitoring Prenatal diagnostics Pending Circulating cell-free nucleic acid isolation from body fluids Diagnostic applications of miRNA from urine and other bodily fluids Methods for detection of “ultra short” DNA sequences and their application Others TECHNOLOGY & IP Trovagene has over 60 issued and 47 pending patents globally

Clear Advantages Over Other Specimens VALUE PROPOSITION Feature Urine Blood Biopsy Ease of Sample Collection Truly non-invasive No physician or healthcare provider needed Sample Stability and Safety Ships at ambient temperatures Ideal for centralized testing facilities Specimen is not considered a biohazard Virtually no limitation on sample collection Virtually no limit on sample volume Virtually no limit on sampling frequency Systemic sample possible

Commercialization Through CLIA Lab and Out-licensing Q1 2013: HPV carrier test Q2 2013: KRAS Q3 2013: BRAF Q4 2013: PIK3CA, HBV, p53 (Hepatocellular Carcinoma) Commercialize urine based diagnostic tests through CLIA lab Transplant medicine Prenatal medicine Infectious disease Export markets Portfolio of proprietary markers for hematology NPM1 for AML BRAF in HCL SF3B1 for CLL Partnerships with Laboratories and IVD makers COMMERCIALIZATION STRATEGY

Trovagene’s Proprietary HPV Test

HPV

TROVAGENE
TRANSRENAL MOLECULAR DIAGNOSTICS

HPV in Urine: US Market Dynamics

- **Estimated 11-12M HPV tests run annually (US)** [1]
  - Represents only about 35% market penetration
  - 8.7 – 14.2% of cases come back as positive[2]
  - Repeat HPV testing often performed at 6 and 12 months
- **No convenient test for male partner to check for carrier status**
  - Potentially >2 million male partners eligible for testing
  - Risk of re-infection by male partner exists and should be addressed
- **Potential US Market**
  - Women needing repeat HPV Testing (1.54M)
  - Male partners for screening (1.54M)

COPYRIGHT © 2012, TROVAGENE, Inc.

1. McEvoy and Farmer – Licensed Market Research Report – Anatomic Pathology Markets in the US – Cervical Cancer Edition – 2011 – p 305-310
2. Castle et al. Clinical Human Papilloma Virus Detection Forecasts Cervical Cancer Risk in Women Over 18 Years of Follow Up. J Clin Oncol, 30 Jul 2012

Advantages of Urine-Based HPV DNA Assay High Specificity High Sensitivity Non-invasive procedure – No Pap Smear or other tissue sample required Home-based collection possible (Cost effective, enhances patient privacy & convenience) Reduces cultural barriers inhibiting use of cervical based tests, improving compliance* Less technically demanding - overcomes lack of cytology proficiency that exists in numerous countries Can be used to monitor vaccinated patients Unique primer pair amplifying the E1 region provides Freedom-To-Operate (FTO) for molecular HPV testing E1 region offers novel, proprietary approach to high risk HPV identification Simplicity of testing: only 1 PCR reaction identifies all high-risk HPV subtypes Uses Trovagene’s patented method for DNA isolation Potential use for male HPV carrier status determination HPV *HPV testing on self collected cervico-vaginal lavage specimens as screening method for women who do not attend cervical screening: cohort study – BMJ 3/11/2010

HPV–HR Assay CLIA Lab Test Results HPV NCI SUCCEED samples Patient 2961 - negative Patient 2972 - negative Patient 2858 - positive Patient 2972 - positive Assay conditions: PCR template = 5ul DNA solution in 25ul reaction Capillary Electrophoresis = 0.5ul undiluted reaction; Signal also acceptable with 1/5 or 1/10 dilution

HPV-HR Test Feasibility Results HPV Urine HPV Test Number of Patients Total High Risk Low Risk High Risk 133 7 140 Low Risk 10 170 180 Total 143 177 320 Trovagene QIAGEN Sensitivity: 93.0% 78.3% Specificity: 96.0% 86.4% Clinical Study Results

International Validation Collaborators India Simbiosys Bioware / Metropolis 320 patient cohort complete Strand Life Science Study ongoing Brazil Barretos Cancer Hospital – largest cancer hospital in Brazil 350 patient cohort - enrollment underway Europe (UK) Queen Mary University of London PREDICTORS 4 Study - 500 patient cohort - samples currently being processed HPV

Potential Revenue : HPV ADDRESSABLE MARKET *Based on average number of positive HPV tests (range 8-14%) resulting from 12M women tested annually HPV-Patient HPV-Partner Totals Total Patients 1.54M* 1.54M 3.08M Assay Price $150 $150 NA 1% Penetration $2.3M $2.3M $4.6M 3% Penetration $6.9M $6.9M $13.8M 5% Penetration $11.5M $11.5M $23.0M 10% Penetration $23.1M $23.1M $46.2M

Trovagene’s Oncogene Mutation Detection

> $40B Addressable US Oncology Market Market for Cancer Testing / Monitoring Cancer Patient Monitoring: TAM US > $14B 18 million cancer patients & survivors by 2020 (US only)* 2 monitoring tests per case per year Early detection of cancer: TAM US > $27B 180 million people > 40 years old by 2020 Testing every other year ADDRESSABLE MARKET * Source: Butcher, L; Biotechnol. Healthcare 2008 May – Jun; 5 (1): 20 - 21

Potential Utility of Assays UTILITY OF TROVAGENE ASSAYS Monitoring Therapy Resection Recurrence Near Real-time Results Assess Treatment Outcomes Response Rate Stable Disease Progressing Disease Progression-free Survival Overall Survival No Mutation Detected Successful Surgery Mutation Detected Incomplete Resection? Metastases? Must Monitor Consider Therapy Options Monitor Progression-free Survival Early Detection of Recurrence Potential of Screening for Disease Detection

Oncology Clinical Development POINT OF DIAGNOSTIC ENTRY Patient diagnosed with metastatic cancer CT/PET scans Standard of Care Expensive $3000/scan Radiation exposure Patient hassle Not real-time evaluation of response Receives chemotherapy and/or molecularly targeted therapy DIAGNOSIS THERAPY MONITORING Real-time evaluation of response Multiple Testing Enables ability to try another Rx Done at home/office visit True personalized medicine Builds relationship with oncologist Real-time Monitoring of Responsiveness to Therapy Identify New Therapy Options Clinical Utility for Metastatic Cancer Patients

TrNA Scientific Publications Numerous scientific publications DNA mutation detection Viral mutants KRAS p53 miRNA Cancer Transplants Kidney Disease Prenatal Diagnostics PUBLICATIONS

 Quantitatively Measure Patient Response to Therapy Conclusion of Study The management of metastatic breast cancer requires monitoring of the tumor burden to determine response to treatment Improved biomarkers to measure this are greatly needed Measurement of circulating tumor DNA (ct DNA) was superior to current standard of care (CA-15-3) and circulating tumor cells (CTC) Patient circulating tumor DNA with defined mutations can be used to quantitatively measure patient response to therapy Relevance to Trovagene Technology Measurement of circulating tumor DNA mutations can be measured in the urine of cancer patients2 Urine-based testing of cancer patients enables real-time measurements of tumor DNA mutations and therefore response that is truly non-invasive and has greatest likelihood of patient compliance CIRCULATING TUMOR DNA MUTATIONS 1Dawson et al., NEJM 2013 Online, DOI: 10.1056; 2Su et al., Ann N Y Acad Sci 2008, 1137:197-206 Analysis of Circulating Tumor DNA to Monitor Metastatic Breast Cancer1

Technology Leadership Isolation of short nucleic acid fragments from urine Yields are significantly higher than from competitors kits Higher yields mean more molecules to detect Development of ultra-short amplicon assays Optimizes detection of the short nucleic acids that pass through the kidney Shorter amplicon assays mean more molecules detected, better signals Application of droplet digital PCR ONCOLOGY: TUMOR MUTATION MONITORING

Trovagene Isolation Method Outperforms Competitors ONCOLOGY: REQUIREMENTS: SAMPLE PREPARATION For small target purification. Detection of 50 bp target spiked into identical 10 mL urine samples. First Elution First and Second Elutions Combined Total Number of Copies

KRAS G12D Mutation Detection in Clinical Samples ONCOLOGY: KRAS DETECTION TROV-02 G12D G12R G12V TROV-01 G12D G12R G12V TROV-03 G12D G12R G12V Results for 2 DG8 wells plotted = 90ng DNA

Clinical Sample Sets Mutation Cancer Type Total Mutation Positive Patients (U.S.) Principal Investigator Institution Status Start Date KRAS Pancreatic 26,049 Katz MD Anderson Accrual in Progress August KRAS Colorectal 399,056 TBD BRAF Melanoma, Thyroid, Colorectal, Ovary 729,370 Janku MD Anderson Accrual In Progress October PIK3CA Breast, Colorectal, Bladder, Ovary, Stomach 988,702 Proposal Accepted by TROV TBD ONCOLOGY REQUIREMENTS: CLINICAL SAMPLES

Mutation Tracking for Management of Any Cancer ONCOLOGY: PERSONALIZED TUMOR MUTATION MONITORING Configure TROV-MUT Assay(s) Count individual wild type and mutant molecules Any Cancer For any patient, determine mutation profile Determine Mutation Profile Directed NexGen Sequencing of Oncogenes

Potential Revenue : First Set of Mutation Markers ADDRESSABLE MARKET Assumes 2 tests/year per patient Mutation KRAS BRAF PIK3CA Totals Total Patients 625,000 729,000 989,000 2,343,000 Assay Price $400 $400 $400 NA 1% Penetration $5.0M $5.8M $7.9M $18.7M 3% Penetration $14.9M $17.5M $23.7M $56.2M 5% Penetration $25.0M $29.2M $39.5M $93.7M 10% Penetration $50.0M $58.3M $79.1M $187.4M

2013 Milestones Oncology Mutation Detection Tests Launch KRAS 2Q 2013 Launch BRAF 3Q 2013 Launch PIK3CA 4Q 2013 Launch HCC – HBV and p53 4Q 2013 Expand Clinical Collaboration Program Add Clinical Trial Collaborators 4Q 2013 Execute Commercial Sales and Marketing Plan Initiate HPV Pilot Launch 1Q 2013 Initiate Oncology Pilot Launch 2Q 2013 Expand Sales Force 4Q 2013 CONCLUSION

Summary

2012 Achievements CONCLUSION Acquired CLIA Laboratory CAP certified, high complexity molecular diagnostic lab Strengthened Patent Portfolio Issued U.S. Patent for NPM Mutants to Diagnose and Monitor Acute Myeloid Leukemia Issued European Patent for Detection of Pathogenic Infections Improved Liquidity and Access to Capital Completed Public Offering of $10 million and began trading on NASDAQ Added to the Russell Microcap and the MSCI Microcap Index Closed Private Placement of $4.4 million Initiated KRAS Mutation Detection Development Program Commenced Validation Program and Commenced Study at MD Anderson Cancer Center for Transrenal KRAS Mutation Detection in Pancreatic Cancer Expanded of High Risk HPV Carrier Screening Development Program Partnered with Strand Life Sciences to Validate and Offer Urine-based HPV Screening Test in India Partnered with Barretos Cancer Hospital to Evaluate Urine-based HPV Assay in Brazil

2013 Achievements Launched High Risk HPV Carrier Screening Test Initiated launch in Southern California in Q1 2013 Extended Oncogene Mutation Detection Development Program Began Second Study at MD Anderson Cancer Center focusing on BRAF and KRAS Mutations in 2013 Initiated HCC development program Expanded Management Team Appointed Mark Erlander, Ph.D., Chief Scientific Officer CONCLUSION

Capitalization Table FINANCIALS AND CAPITALIZATION (000’s) December 31, 2012 Common Stock Outstanding 15,478 Series A Convertible Preferred Stock 99 Outstanding Options Exercise price ($3.00 - $15.00) 3,711 Outstanding Warrants Exercise price ($3.00 - $10.80) 6,985 Total Fully Diluted Shares Outstanding 26,274

For further information

Please contact:

Stephen Zaniboni, CFO
szaniboni@trovagene.com

Antonius Schuh, CEO
aschuh@trovagene.com